Zeroing In

....on Global Decarbonization

Clean Energy Technologies, Inc.

NASDAQ: CETY

Corporate Presentation

September 2023

Cautionary Statements

Disclaimer

These materials have been prepared by Clean Energy Technologies, Inc. (the "Company"), solely for the use at the presentation and is general background information about the Company's activities at the date of this presentation. The information in this presentation is provided in summary form only and does not purport to be complete. No representations or warranties, express or implied, are made as to, and no reliance should be placed on, the accuracy, fairness or completeness of the information presented or contained in these materials. Neither the Company or any of its affiliates, advisers or representatives accepts any responsibility whatsoever for any loss or damages arising from any information presented or contained in these materials. The information presented or contained in these materials is subject to change without notice and its accuracy is not guaranteed.

This presentation does not constitute an offer or invitation to purchase or subscribe for any shares or other securities of the Company and neither any part of the materials nor any information or statement contained therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the financial outlook, business strategy and plans and market trends, opportunities and positioning of Clean Energy Technologies, Inc. (the "Company," "Clean Energy," "we," "our" or "us"). These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the ongoing effects of the COVID-19 pandemic; the availability of credit and compliance with the agreements governing the Company's indebtedness; the Company's development of waste to energy projects; the Company's expansion into the natural gas trading market in China; the Company's collaboration with municipalities and strategic partners; the Company's ability to develop long-term power generation projects; the Company's ability to develop new products and enhance existing products; product quality issues, including the adequacy of reserves therefor and warranty cost exposure; intense competition; financial performance of the oil and natural gas industry and other general business, industry and economic conditions; the Company's ability to adequately protect its intellectual property rights; and the impact of pending or threatened litigation. For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward- looking statements, whether as a result of new information, changed circumstances or future events, or for any other reason.

Further information on these and other factors that could affect the Company's results, performance, and achievements is included under the heading "Risk Factors" and otherwise in the reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission from time to time. Because of the risks and uncertainties, Clean Energy cautions you not to place undue reliance on these statements, which speak only as of the date of this presentation. There may be additional risks, nduding risks of which we are not presently aware or that we currently believe are immaterial, which could have an adverse impact on our business. We undertake no obligation, and specifically disclaim any obligation, to release any revision to any forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Industry and Market Data
In this presentation, we rely on and refer to information and statistics regarding the sectors in which we compete and other industry data. We obtained this information and statistics from third-party sources. We have supplemented this information where necessary with our own internal estimates, taking into account publicly available information about other industry participants and our management's best view as to information that is not publicly available.

More Than 2/3 Of All Energy Produced In The United States Is Wasted Each Year (1)

Majority of waste comes from burning of fossil fuels

CETY's Innovative Technology Provides Solutions That Transforms Wasted Energy Into Renewable or Zero Emission Energy



Source 1: Lawrence Livermore National laboratory 2021 energy production: https://flowcharts.llnl.gov/

Global Energy Markets

Increased Government Incentives Accelerating Decarbonization

Manufacturing and production tax credits for power infrastructure and renewable technologies

Inflation Reduction Act

(Enacted August 2022)

Major provisions that directly benefit CETY

- Business Energy Investment Tax Credit (ITC) 30%: qualified clean energy facilities
- Domestic Content Bonus: additional 10% bonus for made in the USA equipment

  (CETY is a qualified Made in the USA manufacturer)
- Renewable Electricity Production Tax Credit (PTC): electricity generated by qualified renewable sources
- Improves returns to customers and reduces payback period by 2-3 years

Paris Agreement & COP26

boosting global efforts

90%

of the world's GDP has Net Zero commitments [1]

ESG Compliance

creating demand



CO_2
Worldwide

~ 154

Countries participating in climate crisis [1]

Social commitment

90%

of young people believe they can make a change [3]

$5.5 trillion

Estimated global market for low-carbon goods and service [2]

Source 1: The White House - Fact Sheet: Renewed US Leadership in Glasgow Nov 13, 2021
Source 2: Global Climate-Disclosure Projects Platform; https://www.cdp.net/en/climate
Source 3 : United Nations survey: https://www.un.org/youthenvoy/environment-climate-change/

A Unique Renewable Energy Solutions Provider

Waste Heat Recovery Solution

- Recycle waste heat
- Zero emissions
- Proprietary technology
- 16 global Patents
- Over 100 installations
- Fleet operating hours < 2.5M
- Acquired from GE valued ~ $55M

Clean Cycle ™ 140kW Waste Heat Generator



1 million kWh of electricity p/y

Waste to Energy Pyrolysis Solution

Converting waste:

- Forestry, BioSolids (sludge)
- Agriculture & Digestate



To energy:

- Renewable Electricity
- BioChar
- Hydrogen
- RNG

Renewable Gas Operations

Clean Energy Technologies H. K. Limited (CETY HK) commences natural gas (NG) trading operations to industries and municipalities

CETY HK planned JV with Shenzhen Gas Corp Ltd. intends to acquire profitable natural gas pipeline operators China. Shenzhen Gas Corp's A-shares trade on the Shanghai Exchange at ~ US $3bn Market cap

Project Development & Management Solutions

Design – Install – Maintain

CETY offers customized solutions to utilities, municipalities, industrial customers, independent power providers and engineering firms

Developing small and mid-sized renewable energy projects through recyclable energy processes and clean energy fuels in North America, Europe and Asia

Substantial Opportunity for Proprietary Technology

Clean Cycle™ untapped addressable U S market estimate [1]

> 1.5GW Clean Cycle™ applicable heat to power potential

Assuming only 5% Capture Rate

> 525 Clean Cycle™ unit potential

Global Waste Heat to Energy Market expected

$44 Billion by 2028 [2]



CAGR 12.19%
$22.5
$25.2
$28.3
$31.8
$35.6
$39.9
$44.8
2022
2023
2024
2025
2026
2027
2028
(in billions)

Clean Cycle™ unit cost	$350,000
Tax Credits	ITC 30% + Bonus ~10%
IRR (10 years)	25– 30%
Project Lifetime Value	~ $1,500,000 (15 years)
Clean Cycle™ annual net income per unit @ $0.12 per kWh	$98,0000 *(8200 hrs p/y)*
Projected payback period	~ 2 years

End User Value Proposition



$2,000,000
$1,500,000
$1,000,000
$500,000
$-
1 3 5 7 9 11 13 15
8
6
4
2
0
3500 5500 6500 7500 8500

Target industries: Micro Grids, Power Plants, Landfills, & Wastewater Facilities
Industrial: paper, glass, cement, metal and chemical

Source 1: Oak Ridge Nations Laboratory Waste Heat to Power Market Assessment
Source 2: Global Market Insight ORC Waste Heat to Power Market

Patent Portfolio and Key Intellectual Property Overview

Our patents and pending patent applications provide a competitive advantage over competitors and protect certain key elements of our technologies

16
Issued patents in 6 countries

28
Pending patents in 8 countries


1
2
3
4

Patents focus on four primary aspects of our technology and process:

1. Waste Heat Recovery System
2. Generating Energy from Fluid Expansion
3. Recovering Heat Energy
4. Fluid Flow in Expansion System

Heat To Power Projects

> 100 units installed / > 2.5 million fleet operating hours. Project examples:

Sludge Processing
Waste to Energy



1 unit

Gas Recips
Landfill & biogas



1 unit on 2 GE engines

Biomass
Wood & harvest waste



2 units on biomass boiler

Municipal Waste
Anaerobic Digester



1 unit on biogas engines









Same Core Package Design & Technology Used Across Applications

Large & Expanding Addressable Markets

Green Wood Waste

- **46m** tons of wood waste lost per year [1]
- **10%** capture rate = **4.6m** tons
- HTAP recover **25k tons** per year
- **US Market** Potential = **184 units**

Public Owned Treatment Works (POTWS)

- Generate **14m** tons (dry weight) of sludge annually [2]
- **10%** capture rate = **1.4m** tons
- HTAP recover **12k** tons per year
- **US Market** Potential = **58 units**

HTAP unit cost	$10,000,000
Tax Credits	ITC 30% + Bonus ~10%
IRR (10 years)	20%
Project Lifetime Value	~ $23,000,000 (20 yrs)
HTAP sales @ $0.18 per kwh	~ $3,000,000
Biochar & Carbon Credit Sales	~ $700,000
HTAP EBITA @ 8200 hours p/y	$2,2000,000

Global Biomass and Waste-to-Energy Market expected [3]

$56 Billion by 2028



CAGR 7.6%
$36.7
$39.4
$42.5
$45.7
$49.1
$52.9
$56.9
2022
2023
2024
2025
2026
2027
2028

(in billions)

Source 1: Forest 2 Market Timber Harvest in US: US Forest Industry August 2020
Source 2 : Journal of Environmental Management: Municipal Wastewater Sludge Vol: 197 pg. 673
Source 3: Brandessence® Market Research Global Waste to Energy Market, March 2022, Report 1581

Vermont Renewable Gas, LLC Project

CETY is developing a biomass pyrolysis plant located in Lyndonville, Vermont

Facility will convert feedstock into Electricity and BioChar

12k BDT p/y of feedstock (**24k tons** of logging residues biomass)

18,000 MWh Electricity p/y ~ *approximately*

1,500 MT p/y of BioChar

Vermont Renewable Gas estimates annual revenues of $4.0M

- 20-year PPA executed for Vermont's Farm Methane program valued at $53M
- Vermont Standard Electric Interconnection Application completed
- Utility Impact Study and execution of Interconnection Service Agreement expected Q4 2023
- 7.8 acres in the Saint Johnsbury-Lyndon Industrial Park has been secured under a Purchase and Sale Agreement with the Northeastern Vermont Development Association
- Section 248 Certificate of Public Good (Vermont Public Utilities Commission permit expected 12/2023)


Forestry
Forest Waste
Forest Product
Electricity
Pyrolysis
Residual heat
Biochar
Soil Amendment



Saint Johnsbury-Lyndon Industrial Park



Biomass to Power Project

Natural Gas Trading and Project Updates

Heze Hongyuan Natural Gas Limited

- CETY invested **~780K** to build **30km** of natural gas pipeline in 2022
- Local government granted license for the company to operate until **2043**
- Natural gas supply secured with PetroChina of up to **18.25M** cubic meters per year.
- Currently selling gas to **1,100** individual gas users, **7** commercial users, **4** industrial users, and other natural gas operators in the region.

Natural Gas Trading Contracts

- Sold **22.24 M** cubic meters of natural gas in H1 2023
- Expected demand of natural gas to remain the same in **H2 2023.**

Well Positioned For Accelerated Growth



CETY's
Revenue Growth
$1.3M
$2.6M
$7.2M
2021
2022
H1 2023

01 Waste to Energy Projects
- ❖ Awarded $10M EPC contract
- ❖ Executed 20-year PPA valued at $53M

02 Recent expansion into lucrative natural gas trading in China
- ❖ Scales natural gas trading in China
- ❖ Receives China National Gas Pipeline Certification

03 Synergistic Client Base in power generation Industry
- ❖ Multiple sources of revenue creation offering renewable energy solutions

04 Collaboration with municipalities and strategic partners
- ❖ State of California assessing HTAP solutions
- ❖ Entering solar & energy storage markets

05 Unique position for developing long term power generation projects
- ❖ CETY Capital strategic financing arm to design, build, own & operate waste to energy plants

Management Experience

Kam Mahdi
Chairman & CEO
- CEO of CETY
- Co-Founded and CEO of
- Probe Manufacturing, until 2015

Calvin Pang
CFO & Director
- Joined CETY in 2018
- Managing Director of Megawell Capital Limited since 2015
- UBS AG until 2015

Lance Woolley
Director of Operations
- Joined CETY in 2022
- Director of Operations Vycon Energy
- Director of Technology GE Heat Recovery Solutions

Alex Skorokhodov
Director of Technology
- Joined CETY in 2022
- CEO of Enex, LLC from 2013 (HTAP technology CETY acquired)
- Implemented over 250 power generations projects

2016
- Acquired GE Heat Recovery Solutions
- Patents and IP valued at US $55M

2017
- Consolidated manufacturing facility to 20,000 sq.ft
- Released Clean Cycle II 140kW Waste Heat Generator

2018
- Open Sales & Services center in Italy
- Expanded Distributor relationships

2019
- Expanded US & European markets
- Entered Canada's Biomass Industry

2020
- Deployed 12 CCII systems
- Upgrades to Microsoft ERP operating system

2021-2023
- Waste to Energy Pyrolysis system launched
- Acquired NG trading entity
- Investments in NG pipeline Co's
- Launched Innovation Center
- Up-list to Nasdaq



Clean Energy Technologies, Inc.

Thank You!

Kam Mahdi, CEO
kmahdi@cetyinc.com
T: 949.273.4990

www.CETYinc.com

NASDAQ: CETY